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[TEXT]
                            UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D. C.  20549


                                FORM 8-K


          Current Report Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 20, 1994



                      AMERICAN NUCLEAR CORPORATION
             ______________________________________________
            (Exact name of registrant as specified in charter)


           Colorado                   0-1764           83-078547
_______________________________    ___________     _________________
(State or other jurisdiction of    Commission        I.R.S. Employer
 incorporation or organization)     File No.       Identification No.

550 No. Poplar, Ste 6, Casper, Wyoming                      82601
________________________________________                 __________
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (307) 265-7912

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Item 5.  Other Events

     On January 20, 1994 Cycle Resource Investment Corporation (CRIC) agreed to forbear until June 30, 1994 from enforcing any of CRIC's rights or remedies as lender against the Company as borrower on account of loans by CRIC that matured on August 31, 1993. As of January 20, 1994 the unpaid principal balance of the loans was $2,031,200 plus interest.

     The Company has publicly announced that its uranium properties are for sale. It intends to sell the properties by June 30, 1994 in order to obtain funds to pay the CRIC loan and provide working capital. The Company is discussing sales of the properties with several prospective buyers. The Company's principal property is the Peach properties which were produced during the early 1960's and are permitted for open pit mining by the Wyoming Department of Environmental Quality. The uranium properties are located in the Gas Hills uranium district in central Wyoming and consist of approximately 15,000 acres of mining claims on which known uranium deposits have been identified.


Item 7.  Exhibits

Exhibit No.          Description

  10 Forbearance Agreement between American Nuclear Corporation and Cycle Resource Investment
                     Corporation


                              SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(REGISTRANT)                       AMERICAN NUCLEAR CORPORATION

BY:  William C. Salisbury          /s/ William C. Salisbury
(NAME AND TITLE)                   -----------------------------
                                   WILLIAM C. SALISBURY, PRESIDENT

DATE:   January 21, 1994


Exhibit 10


                       FORBEARANCE AGREEMENT

     This FORBEARANCE AGREEMENT (The "Agreement") is made as of the 1st day of September, 1993, between AMERICAN NUCLEAR CORPORATION, a Colorado corporation ("Borrower" or "ANC") and CYCLE RESOURCES INVESTMENT CORPORATION, a Delaware corporation ("Lender" or "CRIC").

                              RECITALS

     A. Pursuant to a Loan Agreement dated May 16, 1991, (the "Loan Agreement") between Borrower and Lender, Lender agreed to loan Borrower up to $200,000 (the "First Loan"). The First Loan is evidenced by a certain Promissory Note (Multiple Advance) dated as of
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May 16, 1991, in due principal amount of $200,000.  The First Loan was secured by an Assignment and Security Agreement dated as of May 16, 1991 (the "Security Agreement"), and a Mortgage, Assignment, Security Agreement and Financing Statement dated as of May 16, 1991 (the "Mortgage").

     B. The Security Agreement and Mortgage were properly perfected through the filing of appropriate financing statements and the recording of the Mortgage.

     C. The First Loan was amended on three separate occasions. On June 27, 1991, the Loan was increased to $650,000, with the Borrower executing and delivering appropriate amending documents, including an Amended Promissory Note (First), a First Amendment to Mortgage, Assignment, Security Agreement and Financing Statement, the Agreement and First Amendment to Loan Agreement and the appropriate Uniform Commercial Code amendments, all dated as of June 27, 1991. The amendments were recorded and filed where appropriate.

     D. The First Loan was again amended in December 1991, with the Loan amount increased to $1,250,000. The Borrower executed and delivered appropriate amending documents, including an Amended Promissory Note (Second), a Second Amendment to Mortgage, Assignment, Security Agreement and Financing Statement, the Agreement and Second Amendment to Loan Agreement and the appropriate Uniform Commercial Code amendments, all dated as of December 10, 1991. The amendments were recorded and filed where appropriate.

     E. The First Loan was again amended in August 1993, with the Loan increased to $1,383,200. The Borrower executed and delivered appropriate amending documents, including an Amended Promissory Note (Third), a Third Amendment to Mortgage, Assignment, Security Agreement and Financing Statement and the appropriate Uniform Commercial Code amendments, all dated as of August 24, 1993. The Amended Promissory Note (Third) shall be referred to as "Note One."

     F. Lender made a second loan to Borrower in the amount of $124,000 in August 1992 (the "Second Loan"). The Second Loan was evidenced by a Promissory Note in favor of the Lender in the amount of $124,000, and secured by a Security Agreement Covering Accounts and Contract Rights dated as of August 24, 1992. The Second Loan was amended on September 30, 1992, and March 23, 1993, with the amount of the Second Loan increasing to $648,000. The Promissory Note, as amended, shall be referred to as the "Second Note." In each instance, the Borrower executed and delivered to Lender appropriate amending documents, including amended promissory notes and mortgages. The amendments were recorded and filed where appropriate.

     G. The First Loan and the Second Loan shall together be referred to as the "Loans." All security agreements, financing statements, assignments, mortgages and other collateral documents executed in connection with the Loans shall be referred to as the "Security Documents." Note One and Note Two shall be referred to as
the "Notes."   All documents executed in connection with the Notes,
the Loans and the Security Documents shall be referred to as the "Loan Documents."

     H. Borrower and Lender have been negotiating further revisions to the Loans during the past few months. The Loans both matured as of August 31, 1993, and as of that date the outstanding principal balance of the First Loan was $1,383,200 and the outstanding principal balance of the Second Loan was $648,000.
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     I.     The Borrower is in the process of attempting to sell
certain uranium claims which shall be referred to herein as the "Peach Properties." The Peach Properties are encumbered by the Security Documents in favor of Lender. Borrower expects that its sale effort for such properties can be completed by June 30, 1994.


     J. Borrower has requested that Lender agree to forbear from enforcing any of Lender's rights or remedies against Borrower under or in connection with the Loans and the Security Documents or any existing defaults thereunder, and Lender is willing to do so upon the terms and conditions set forth in this Agreement.


                          AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

     1.     Incorporation of Recitals.  The recitals set forth above
            --------------------------
 are hereby incorporated and made a part of this Agreement.

     2.     Forbearance.  Subject to the provisions of Paragraph 10
            -----------
herein, Lender agrees to forbear from enforcing any of Lender's rights or remedies against Borrower under or in connection with the Loans, the Notes and the Security Documents or any existing defaults thereunder, until June 30, 1994 (the "Forbearance Covenant"). The period from September 1, 1993, through June 30, 1994, shall be referred to as the "Forbearance Period."

     3.     Acknowledgement of Indebtedness Outstanding.  Lender and
            -------------------------------------------
Borrower hereby acknowledge that as of September 1, 1993, the unpaid principal balance on the Loans is $2,031,200, together with accrued but unpaid interest thereon in the amount of $78,036.72, for a total indebtedness of $2,109,236.72. The outstanding principal balance as of September 1, 1993, on Note One is $1,383,200, with accrued and unpaid interest in the amount of $49,690,07. The outstanding principal balance as of September 1, 1993, on Note Two is $648,000, with accrued and unpaid interest in the amount of $28,346.65. Borrower acknowledges that it is directly obligated to Lender for payment of the indebtedness under the terms of the Notes.

     4.     Sale of Peach Properties.  Borrower shall continue in its
            ------------------------
efforts to market and sell the Peach Properties during the Forbearance Period.

     5.     Use of Waste Disposal Proceeds.  In order to enable the
            ------------------------------
Borrower to remain in operation during the Forbearance Period, Lender will consent to the use of any proceeds received by Borrower from the waste disposal contracts that are pledged to Lender; provided, however, that any such proceeds will be utilized solely to maintain the operations of the Borrower and to promote the sale of the Peach Properties.
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     6.     Interest on the Loans.  Borrower acknowledges that
            ---------------------
interest has been accruing on the Loans according to the interest rate set forth in the Loan Documents. During the Forbearance Period, interest will continue to accrue at the non-default rate under the Notes.

     7.     Repayment of the Loans.     The outstanding principal and
            ----------------------
accrued interest on the Loans shall be paid to Lender from the sale proceeds from the sale of the Peach Properties upon the closing date of such but in no event not later than June 30, 1994.

     8.     Reporting Requirements.  So long as any amounts remain
            ----------------------
outstanding under the Loans, Borrower shall furnish Lender the following:

            (a) Within ten business days following the execution of this Agreement and on the tenth business day of each month thereafter, an income statement certified by an officer of the Borrower for the prior month showing all income and expenses for the Borrower for that month.

            (b) Within ten business days following the submission of any documents to the Securities and Exchange
                 Commission ("SEC") or the Internal Revenue Service ("IRS"), copies of all such SEC or IRS submissions.

            (c) Not less than ten business days before the proposed sale of the Peach Properties, a copy of the proposed settlement statement for such proposed sale along with the appropriate escrow instructions for the payments to be made to Lender in connection therewith.

     9.     Events of Default.  The occurrence of any one or more of
            -----------------
the following events shall constitute a default hereunder:

            (a) The failure of the Borrower to perform any of its obligations hereunder.

            (b) If any representation or warranty made by Borrower herein, or in any letter or certificate furnished to Lender shall be materially untrue.

            (c) If the Borrower shall become insolvent or unable to pay its debts as they mature, or shall commence a voluntary case in bankruptcy or shall approve or consent to the filing of an involuntary case relating to it pursuant to any statute of the United States or any other relevant jurisdiction relating to bankruptcy, insolvency or other action for any other relief under a law affecting creditors' rights, or shall apply for or consent to or suffer the appointment of any receiver or trustee.

            (d) The Borrower's board of directors shall resign or the Borrower otherwise ceases to be a corporation in good standing under the laws of its state of incorporation.
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            (e)  If the Borrower shall disaffirm, orally or in
                 writing, any of the representations and warranties made herein or in any of the Loan or Security Documents.

            (f) If the Borrower fails to take the steps necessary to maintain its interests in the Peach Properties.

     10.    Representations and Warranties.  Borrower represents and
            ------------------------------
warrants to Lender that:

            (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Colorado and is in good standing as a foreign corporation in Wyoming and in each jurisdiction where, because of the nature of its activities or properties, such qualification is required.

            (b) This Agreement has been duly authorized, executed and delivered on its behalf, and constitutes a valid and legally binding agreement of Borrower, enforceable against Borrower in accordance with its terms.

            (c) Since May 16, 1991, Borrower has not permitted the creation of, or suffered to exist, any further or additional mortgages, liens, pledges, charges, assignments, security interests or encumbrances of any kind upon its respective assets or properties.

     11.    Terms of Loan Agreements to Remain in Effect.  Except as
            --------------------------------------------
specifically modified and amended herein, all terms and provisions of the Loan Documents shall remain unchanged and in full force and effect. Borrower hereby renews Note One and Note Two and promises to pay to the order of Lender all principal amounts due and owing thereunder, plus accrued and unpaid interest, upon the termination of the Forbearance Period.

     12.    Continuation and Reaffirmation of Liens and Security
            ----------------------------------------------------
Interests.  Borrower ratifies and reaffirms the liens and security
- ---------
interests created and granted to Lender in the Security Documents. Borrower agrees that this Agreement shall in no manner affect Lender adversely or impair the enforceability of the Loan Documents. The liens and security interests created by the Security Documents shall in no manner be waived or affected by this Agreement, the purpose of which is merely to establish the Forbearance Covenant pursuant to which Lender agrees to forbear from pursuing its remedies under the Loan Documents during the Forbearance Period.

     13.    Ratification of the Loan Documents.  The Loan Documents
            ----------------------------------
and all rights, remedies and powers created thereby or thereunder are in all respects ratified, affirmed and confirmed by the Borrower and Lender.
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     14.    No Other Modifications.  Except as expressly set forth in
            ----------------------
this Agreement, Lender shall have no further obligation to waive any defaults or to grant any further extension of the Forbearance
Covenant upon the termination of the Forbearance Period.

     15.    Governing Law.  This Agreement shall be subject to,
            -------------
governed by and construed in accordance with the laws of the State of New York.

     16.    Counterparts.  This Agreement may be executed in any
            ------------
number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.


             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first noted.



                                   LENDER:

                                       CYCLE RESOURCES INVESTMENT
                                       CORPORATION

                                       By: /s/ James C. Cornell
                                       James C. Cornell, President


                                   BORROWER:

                                       AMERICAN NUCLEAR CORPORATION

                                       By: /s/ William C. Salisbury
                                       William C. Salisbury,
                                       President